ASSIGNMENT AGREEMENT

            THIS ASSIGNMENT AGREEMENT is made and entered into as of the 29th day of June, 1998, by and between CRITICARE SYSTEMS, INC., a Delaware corporation ("CRITICARE") and IMMTECH INTERNATIONAL, INC., a Delaware corporation ("IMMTECH").

                                     RECITAL

            CRITICARE desires to prospectively assume all rights and certain obligations of IMMTECH set forth in a certain Material Transfer and Option Agreement between IMMTECH and SIGMA DIAGNOSTICS, INC. (hereinafter referred to as the "Sigma Agreement"), a copy of which is attached hereto as Exhibit A.

                                   AGREEMENTS

            NOW, THEREFORE, CRITICARE and IMMTECH, in consideration of the mutual promises and agreements set forth below, the receipt and sufficiency of which consideration hereby is acknowledged, promise and agree as follows:

            1. As of the day, month and year first above written, CRITICARE will prospectively assume all rights and obligations of IMMTECH set forth in the Sigma Agreement and be bound by all terms and conditions thereof continuing forward; provided, however, that Immtech shall retain and promptly fulfill any obligations under such agreement to provide cultures, materials or any advice or consultation related to the materials (as defined therein).

            2. This ASSIGNMENT AGREEMENT embodies the entire understanding between CRITICARE and IMMTECH relating to the Sigma Agreement and shall supersede all previous communications, representations or undertakings, either verbal or written between the parties relating to the subject matter of this ASSIGNMENT AGREEMENT.

            3. This ASSIGNMENT AGREEMENT shall be governed and construed in accordance with the internal laws of the State of Wisconsin.

            IN WITNESS WHEREOF, CRITICARE and IMMTECH have executed this ASSIGNMENT AGREEMENT as of the day, month and year first above written.

CRITICARE SYSTEMS, Inc.             IMMTECH INTERNATIONAL, INC.


BY /s/ [ILLEGIBLE]                  BY
   ---------------------------         -------------------------
   Its PRES                            Its
       -----------------------             ---------------------

            SIGMA DIAGNOSTICS, INC. hereby consents to CRITICARE'S assumption of IMMTECH'S rights and obligations as described above in relation to the Sigma Agreement and acknowledges that Immtech is not in default of any of its obligations thereunder.

SIGMA DIAGNOSTICS, INC.

BY
   ---------------------------      ------------------
   Its                                     Date
      ------------------------


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

            IN WITNESS WHEREOF, CRITICARE and IMMTECH have executed this ASSIGNMENT AGREEMENT as of the day, month and year first above written.

CRITICARE SYSTEMS, INC.             IMMTECH INTERNATIONAL, INC.


BY                                  BY /s/ [ILLEGIBLE]
   ---------------------------         -----------------------------
   Its                                 Its CFO
       -----------------------             -------------------------

            SIGMA DIAGNOSTICS, INC. hereby consents to CRITICARE'S assumption of IMMTECH'S rights and obligations as described above in relation to the Sigma Agreement and acknowledges that Immtech is not in default of any of its obligations thereunder.

SIGMA DIAGNOSTICS, INC.

BY
   ---------------------------      ------------------
   Its                                     Date
      ------------------------


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